Exhibit 24.1

2020 SOUTHERN CALIFORNIA EDISON COMPANY
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, RUSSELL C. SWARTZ, WILLIAM M. PETMECKY III, ALISA DO, NATALIA WOODWARD, AARON MOSS, ALEXANDRO HERRERA, MICHAEL A. HENRY, WILLIAM E. CANO, KATHLEEN BRENNAN DE JESUS, and RUSHIKA DE SILVA, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2020, any Current Reports on Form 8-K from time to time during 2020 from the date hereof through December 31, 2020, or in the event this Board of Directors does not hold a regular meeting in December 2020, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed at Rosemead, California, as of this 12th day of December, 2019.

SOUTHERN CALIFORNIA EDISON COMPANY

By:    /s/ Kevin M.Payne
Kevin M. Payne
President and Chief Executive Officer

Attest:

/s/ Alisa Do
Alisa Do
Vice President and Corporate Secretary

2020 Southern California Edison Company
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:
/s/ Kevin M. Payne	Chief Executive Officer, President and
Kevin M. Payne	Director

Principal Financial Officer:
/s/ William M. Petmecky III	Senior Vice President and
William M. Petmecky III	Chief Financial Officer

Controller and Principal Accounting Officer:
/s/ Aaron Moss	Vice President and Controller
Aaron Moss

Additional Directors:

/s/ Jeanne M. Beliveau-Dunn	Director	/s/ Carey A. Smith	Director
Jeanne M. Beliveau-Dunn		Carey A. Smith
/s/ Michael C. Camuñez	Director	/s/ Linda G. Stuntz	Director
Michael C. Camuñez		Linda G. Stuntz
/s/ Vanessa C.L. Chang	Director	/s/ William P. Sullivan	Director
Vanessa C.L. Chang		William P. Sullivan
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris		Peter J. Taylor
/s/ Timothy T. O’Toole	Director	/s/ Keith Trent	Director
Timothy T. O’Toole		Keith Trent
/s/ Pedro J. Pizarro	Director
Pedro J. Pizarro

2020 EDISON INTERNATIONAL
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, EDISON INTERNATIONAL, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, ADAM S. UMANOFF, MARIA RIGATTI, AARON MOSS, ALISA DO, ROBERT C. BOADA, MICHAEL A. HENRY, WILLIAM E. CANO, KATHLEEN BRENNAN DE JESUS, and RUSHIKA DE SILVA, or any of them, to act as attorney‑in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2020, any Current Reports on Form 8-K from time to time during 2020 from the date hereof through December 31, 2020, or in the event this Board of Directors does not hold a regular meeting in December 2020, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys‑in-fact.

Executed at Rosemead, California, as of this 12th day of December, 2019.

EDISON INTERNATIONAL

By:     /s/ Pedro J. Pizarro
Pedro J. Pizarro
President and Chief Executive Officer

Attest:

/s/ Alisa Do
Alisa Do
Vice President and Corporate Secretary

2020 Edison International
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:
/s/ Pedro J. Pizarro	President, Chief Executive Officer,
Pedro J. Pizarro	and Director

Principal Financial Officer:
/s/ Maria Rigatti	Executive Vice President and
Maria Rigatti	Chief Financial Officer

Controller and Principal Accounting Officer:
/s/ Aaron Moss	Vice President and Controller
Aaron Moss

Additional Directors:

/s/ Jeanne M. Beliveau-Dunn	Director	/s/ Carey A. Smith	Director
Jeanne M. Beliveau-Dunn		Carey A. Smith
/s/ Michael C. Camuñez	Director	/s/ Linda G. Stuntz	Director
Michael C. Camuñez		Linda G. Stuntz
/s/ Vanessa C.L. Chang	Director	/s/ William P. Sullivan	Director
Vanessa C.L. Chang		William P. Sullivan
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris		Peter J. Taylor
/s/ Timothy T. O’Toole	Director	/s/ Keith Trent	Director
Timothy T. O’Toole		Keith Trent